UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☐	Soliciting Material under §240.14a-12

BIODEL INC.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2016

BIODEL INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-33451

Delaware (State or other jurisdiction of incorporation or organization)	90-0136863 (IRS Employer Identification Number)

100 Saw Mill Road Danbury, Connecticut (Address of principal executive offices)	06810 (Zip code)

(203) 796-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure.

As previously announced, Biodel Inc. (“Biodel” or “the Company”) has entered into an amended and restated share exchange agreement (the “Exchange Agreement”) with Albireo Limited, a company registered in England and Wales (“Albireo”), and the holders of Albireo shares or notes convertible into Albireo shares, pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, the Company will acquire the entire issued share capital of Albireo in exchange for newly issued shares of the Company’s common stock.

The Company expects to present the materials attached hereto as Exhibit 99.1 from time to time, which will be made available by the Company on its website or distributed by the Company or Albireo in hardcopy or electronic form, and are incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 referenced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing the information in this Item 7.01 of this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing or furnishing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation materials dated October 11, 2016

Additional Information and Where You Can Find It

Biodel filed a definitive proxy statement with Securities and Exchange Commission (the “SEC”) on September 19, 2016 in connection with the solicitation of proxies for its 2016 Annual Meeting of Stockholders and has mailed the definitive proxy statement and other relevant materials to Biodel’s stockholders. At the 2016 Annual Meeting of Stockholders, Biodel’s stockholders will be asked to approve, among other things, a proposal for the issuance of Biodel’s common stock in the previously announced proposed transaction with Albireo. BIODEL’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR BIODEL’S 2016 ANNUAL MEETING OF STOCKHOLDERS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BIODEL, ALBIREO AND THE PROPOSED TRANSACTION. These documents and other documents filed by Biodel can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation

Biodel, Albireo, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Biodel’s stockholders in connection with Biodel’s 2016 Annual Meeting of Stockholders under the rules of the SEC. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. The definitive proxy statement has been mailed to all stockholders of record as of the record date set for the 2016 Annual Meeting of Stockholders and can also be obtained free of charge from the sources indicated above. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	BIODEL INC.

	By:	/s/ Paul S. Bavier
Paul S. Bavier Interim President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials dated October 11, 2016

Exhibit 99.1

Biodel Inc and Albireo Limited Share Exchange Agreement

NASDAQ: BIOD ? October 11, 2016

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Albireo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,”

“intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to those described in the documents Biodel has filed with the SEC as well as the possibility that Biodel may be unable to obtain stockholder approval required for the proposed transaction with us, the expected timing and likelihood of completion of the proposed transaction, the inability to successfully integrate the businesses or the risk that such integration may be more difficult, time-consuming or costly than expected, the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, the inability of the parties to meet expectations regarding the accounting and tax treatments of the proposed transaction, the potential for the proposed transaction to involve unexpected costs, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that the expected benefits of the proposed combination are not realized, and the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Biodel’s common stock. Risks and uncertainties related to

Albireo that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: whether the preliminary data from the ongoing Phase 2 trial of A4250 in children with chronic cholestasis will be confirmed following database lock; whether the ongoing Phase 2 trial of A4250 in children with chronic cholestasis will be sufficient to support advancement into a pivotal trial in Progressive Familial Intrahepatic Cholestasis (PFIC); the timing and outcome of the planned meeting with the FDA regarding the anticipated pivotal program for A4250 in PFIC; the designs, endpoints, numbers of patients and treatment periods for trials that will be required to support approval of A4250 to treat PFIC or any other orphan pediatric liver disease; whether the cash resources of Biodel and proceeds from the planned concurrent financing will be sufficient to advance A4250 through completion of a planned pivotal trial in PFIC; the timing for initiation or completion of, or availability of data from, ongoing or future trials of A4250, including a planned pivotal trial in PFIC, or elobixibat and the outcomes of such trials; whether results of the first cohort of patients in the ongoing Phase 2 trial of A4250 in primary biliary cholangitis will be predictive of similar or better results in the trial’s second cohort; delays or other challenges in the recruitment of patients for current or future trials of any Albireo product candidate; the medical benefit that may be derived from A4250, elobixibat, A3384 or any other Albireo product candidate; the ability to establish a strategic alliance, collaboration or licensing or other comparable arrangement on favorable terms for elobixibat in the United States and Europe; whether or when

EA Pharma filed a new drug application for elobixibat in Japan; the extent to which Albireo’s agreement with EA Pharma for elobixibat generates nondilutive income to Albireo; whether the FDA will consider a single additional trial sufficient to establish the efficacy of elobixibat to support approval for the treatment of chronic idiopathic constipation in the

United States; Albireo’s ability to protect its intellectual property; the competitive environment and commercial opportunity for a potential treatment for PFIC and other orphan pediatric cholestatic liver diseases; whether findings from nonclinical studies and clinical trials of IBAT inhibitors will be predictive of future clinical success for an Albireo IBAT inhibitor in the treatment of nonalcoholic steatohepatitis (NASH); and the timing and success of submission, acceptance and approval of regulatory filings. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe to be reliable but have not independently verified.

All forward-looking statements speak only as of the date this presentation is made and should not be relied upon as representing our views as of any date after this presentation is made. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law.

“Albireo” is a trademark of Albireo AB. All other trademarks, service marks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners.

©2016 Albireo Limited. All rights reserved.

2

Additional Information and Where You Can Find It

This presentation may be deemed to be solicitation material in respect of the proposed transaction between Biodel Inc. (Biodel), Albireo Limited (Albireo) and Albireo stockholders and noteholders. In connection with the proposed transaction, Biodel filed with the Securities and Exchange Commission (SEC) on September 19, 2016 a definitive proxy statement in connection with the solicitation of proxies for its 2016 Annual Meeting and has mailed the definitive proxy statement to Biodel stockholders. BIODEL URGES INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, AS WELL AS OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. This presentation is not a substitute for the definitive proxy statement or any other documents that Biodel may file with the SEC or send to Biodel stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters. You may obtain free copies of the proxy statement and all other documents filed or that will be filed with the SEC regarding the proposed transaction at the website maintained by the SEC www.sec.gov. Copies of the proxy statement are available free of charge on Biodel’s website at www.biodel.com or by contacting Biodel’s Corporate Secretary at 203-796-5000 or by mail at Investor Relations, Biodel Inc., 100 Saw Mill Road, Danbury, Connecticut 06810.

Participants in Solicitation – Biodel, Albireo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Biodel common stock in connection with the proposed transaction. Information about these participants, and a description of their direct and indirect interests, by security holdings or otherwise, may be found in the definitive proxy statement that Biodel filed with the SEC on September 19, 2016 relating to its 2016 Annual Meeting of Stockholders. Other information regarding participants in the proxy solicitation may be contained in other relevant materials filed by Biodel with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

©2016 Albireo Limited. All rights reserved.

3

Biodel—Albireo Share Exchange Agreement

Biodel stockholders will own approximately 32.875% and Albireo approximately 67.125% of the combined company upon completion of the proposed transaction

Existing Albireo investors committed to invest an incremental $10M

Combined cash balance expected to be sufficient to fund advancement of lead asset through planned pivotal trial

Biodel stockholder vote scheduled for October 24, 2016

NASDAQ ticker symbol is planned to be changed to ALBO

Corporate HQ to be located in Boston, with R&D based in Gothenburg, Sweden

©2016 Albireo Limited. All rights reserved.

4

Significant News Flow and Near-Term Milestones Projected

Event Projected Timing

A4250: report additional pediatric data from ongoing Ph2 trial

Elobixibat: report data from ongoing Ph3 Trial in Japan

A4250: FDA meeting Q4 2016

Elobixibat: JNDA filing Q1 2017

A4250: report data from planned pivotal trial in PFIC mid 2018

©2016 Albireo Limited. All rights reserved.

5

Hope for Children with Orphan Liver Diseases Through Bile Acid Modulation

Albireo
Innovative Science + Deep Pipeline + Experienced Management

- Leader in the development of **bile acid modulators** to treat **liver and GI** diseases
- Three clinical assets, including lead Phase 2 **orphan** product candidate and Phase 3 constipation product candidate
- Multiple near-term **inflection opportunities**
- Strong patent portfolio, with **orphan drug designation** and future potential for valuable **Pediatric Priority Review Voucher** for lead product candidate (A4250)
- AstraZeneca spinout backed by syndicate of **leading biotech investors** — TPG, TVM Capital, Phase4 Partners
- Highly **experienced management team** with track record of developing and commercializing blockbuster drugs

7
BIODEL
©2016 Albireo Limited. All rights reserved.
Albireo

Deep Biotech and Pharma Experienced Management Team



Ron Cooper
President and CEO

BMS
(President of Europe)



Paresh Soni
MBChB, FCP, PhD
Chief Medical Officer

Alexion, Amarin, Pfizer



Jan Mattsson, PhD
Chief Operating Officer
(Co-founder)

AstraZeneca



Per-Göran Gillberg, PhD
VP, Development
(Co-founder)

AstraZeneca, Pharmacia, Kabi



Tom Shea
Chief Financial Officer

Cubist, Euthymics, Neurovance, EBI, Tolerx, Epirus



Kristina Torfgård, PhD
VP, Clinical and Regulatory Affairs

AstraZeneca



Pete Zorn
SVP, Corporate Development and General Counsel

Santaris, Targacept

8

BIODEL

©2016 Albireo Limited. All rights reserved.

Albireo

A Robust Pipeline Targeting Liver and GI Diseases and Disorders

Lead Program: Preclinical Phase 1 Phase 2 Phase 3

PFIC

A4250 Ph2 pediatric study ongoing

IBAT inhibitor Other Rare Pediatric

Liver Diseases

Additional Clinical Programs:

Elobixibat Chronic Idiopathic

Partnered in Japan/Seeking US/EU partner

IBAT inhibitor Constipation A3384

Bile Acid

Cholestyramine

Malabsorption Reformulated

Preclinical Programs:

Bile Acid

NASH

Modulators

Inflammatory Bowel PPAR agonists Diseases

Orphan NK antagonist

GI Indication

©2016 Albireo Limited. All rights reserved.

Pediatric Orphan Opportunities Provide Foundation for Albireo Thesis

A4250

Novel, First-in-Class Product Candidate to Treat Multiple Pediatric Orphan Liver Diseases with No Approved Drug Options

Elobixibat partnering in Japan (positive Ph3 trial) provides potential nondilutive capital to support programs

Elobixibat

A4250 Novel Bile Acid PPAR US/EU A3384 Pediatric Modulator NK

Partnering BAM

Voucher NASH Development Ph3 CIC

©2016 Albireo Limited. All rights reserved.

A4250 for Orphan Pediatric

Liver Diseases

Positioned to Become First Drug Approved for Progressive Familial Intrahepatic Cholestasis

A4250

The market opportunity…

Multiple pediatric orphan liver diseases and disorders with no approved drugs; lifetime treatment

The science…

Elevated serum bile acids linked to both progressive liver disease and debilitating pruritus

Positive effects on serum bile acid levels and pruritus in preclinical and early clinical development

The exclusivity period…

Orphan designation in PFIC provides 7 years in US + 10 years in EU

Composition of matter to 2025*

Method of use for liver disease to 2031 (EU allowed, US pending)

*includes estimated H-W PTE

©2016 Albireo Limited. All rights reserved.

A4250

Inhibits Bile Acid Re-uptake from the Intestine to Reduce Bile Acids in the Liver

- ~ 95% of bile acids (BA) pumped from small intestine to liver, IBAT key mediator
- Inhibitors selectively reduce BA re-uptake and increase colonic BA
- Reduced liver and serum bile acids to treat cholestatic liver disease
- Increased colonic secretion and motility to treat constipation
- Decreased pruritus and decreased cholesterol; potential for improved insulin sensitivity through TGR5 receptors


LDL
Serum Bile Acids
Cholesterol
Bile Acids
Small Intestine
Enterohepatic Circulation
IBAT Inhibitor
Colon
Ileal Bile Acid Transporter* (IBAT)

*also known as apical sodium-dependent bile acid transporter (ASBT)

13 BIODEL

©2016 Albireo Limited. All rights reserved.

Albireo

A4250

Estimated ~10,000 PFIC Patients in Major Drug Markets
No Approved Drug Options for PFIC 1,2,3



Symptoms develop early in children

- Median onset 2 months
- Severe pruritus is common
  - pruritus relief is the goal of early therapy
  - leads to scratching, cutaneous mutilation, loss of sleep and impaired school performance

Treatment options: to address refractory pruritus

- Medical: off label UDCA, rifampin, anti-histamines, naltrexone; modest, transient responses
- Surgery: partial external bile diversion (PEBD), liver transplantation




Cholestasis
Pruritus
Jaundice
Liver
Inflammation
Fibrosis
Cirrhosis

Survival

- Often leads to liver failure by age 10; if untreated, likely to require transplant < age 20 to survive
- Increased risk of hepatocellular carcinoma and cholangiosarcoma (PFIC-2)

14 BIODEL ©2016 Albireo Limited. All rights reserved. Albireo

Benefits of Bile Diversion Surgery Supports Rationale for IBAT Inhibition to Treat PFIC

Surgical procedure to permanently divert bile flow into a stoma bag

PEBD normalizes serum bile acids, which indicates excellent long-term outcomes in children with PFIC (Schukfeh, et al. 2012)

Long-term benefits of PEBD include sustained reduction in cholestasis and fibrosis (Arnell, et al. 2010)

One Year Before Surgery After Surgery Bile Acids (umol/L) 337 11 Bilirubin (umol/L) 41 25 Itching (0-5) 3 1

©2016 Albireo Limited. All rights reserved.

Preclinical and Early Clinical Data Provide

A4250

Proof of Principle and Mechanism

Preclinical Cholestatic Liver Disease Model Phase 1 in Healthy Volunteers

? Liver Enzymes ? Serum Bile Acids

1000 ALT (U/L) ALP (U/L)

350

300 *p< 0.05

800 **p< 0.01

250 600 200

400 150 *

*	100 200 * 50

0 0

2	weeks 4 weeks 2 weeks 4 weeks

*p< 0.05 Control 7 days treatment (n=6/group)

ALT: alanine aminotransferase Stat. sig. effect at all doses assessed

A4250

ALP: alkaline phosphatase No safety concerns

—— Normal level

Minimal (picomolar) systemic exposure

©2016 Albireo Limited. All rights reserved.

A4250

Study in Adults with PBC to Support Pediatric Development
First Cohort Data Shows Substantial Reduction of Pruritus

- **Investigator-Initiated Ph2 Primary Biliary Cholangitis study**
  - Crossover design, 3x4 weeks treatment (cholestyramine x A4250 x cholestyramine)
  - 1.5mg A4250 QD for 1 wk + 3mg A4250 QD for 3 wks
- **Data received from Cohort 1**
  - 6 patients enrolled, 5 received A4250
  - All treated patients with pruritus had substantial relief
  - 50% mean ↓ serum bile acids, with patient variability
  - Strong effect on biomarkers – confirming MoA
  - Promising effect on the lipid profile
  - No effect on liver enzymes
  - Dose-related diarrhea
- **Second cohort**
  - Evaluating continued enrollment in light of progress in the pediatric study

A4250 Reduced Pruritus



Mean VAS-Itch (0-100 mm)
0
10
20
30
40
50
60
70
80
End Resin 1
Wash-out resin
A4250 Week 1 1.5 mg n=5
A4250 Week2 3 mg n=4
A4250 Week 4 3 mg n=3
Wash-out A4250
End Resin 2

Cohort 1 data

17

BIODEL

©2016 Albireo Limited. All rights reserved.

Albireo

Ongoing Phase 2 Study in Ped. Chol. Liver Disease

A4250

Designed to Support Pivotal Development in PFIC

Key inclusion criteria

Diagnosis of pruritus due to chronic cholestasis

(e.g., PFIC, Alagille syndrome (ALGS), primary sclerosing cholangitis (PSC), Biliary Atresia) o Serum total bile acids ? 2x upper limit of normal o VAS-itch ? 3

Primary endpoints

Number of treatment-emergent Serious Adverse

Events (SAE) o Change in total serum bile acids

Secondary endpoints

Pruritus parameters; liver biochemistry; treatment-emergent AEs

Cohorts 1-4 complete with preliminary data available (pending database lock)

Open label, dose escalation study (0.01-0.3 mg/kg) Baseline—Single test dose – Two-week washout—

- Four-week repeated dosing

Sprinkle formulation or capsule (at patient option)

Up to 24 subjects in 6 cohorts

6	sites in Denmark, France, Germany and Sweden

Ph2 Pediatric Study: Outline

*	Wash-out in case of bile acid resin or other prohibited medication use of 7 days required PK

©2016 Albireo Limited. All rights reserved.

Patient Demographics and Dose Summary

©2016 Albireo Limited. All rights reserved.

Ph2 Pediatric Study:

Favorable Safety and Tolerability Data

Primary Safety

Adverse Events

Endpoint

No treatment-emergent serious adverse events (SAE)

No dropouts

Adverse events generally mild and transient

No AEs in 4-week dosing period deemed by investigator to be likely drug related A single incidence of diarrhea after single test dose (prior to dosing period) that did not reappear

©2016 Albireo Limited. All rights reserved.

Ph2 Pediatric Study: Primary Efficacy Endpoint Dose-Related Trend in Reduction of Serum Bile Acids

No Bile Salt Export Pump function*

Mean dose (mg) 0.3 0.7 1.4 1.6

Mean baseline sBA

218 213 220 291 (µmol/L)

Mean post-treatment

151 78.7 61.9 178 sBA (µmol/L)

Mean difference

-66.4 -135 -159 -113 (µmol/L)

Percentage 31% 45% 63% 46% difference ± 23 ± 16 ± 12 ± 19

* Enrollment criteria for future trials to exclude lack of BSEP function

± indicates Standard Error of the Mean

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

Cohort 4 (1.7 mg mean) and Cohort 3 (1.4 mg mean)

Similar Results When Cohort 4 Outlier Excluded

Cohort 4 (nonresponder removed, n=3)

mean measures sBA (µmol/L)—baseline 226, post-treatment 75.3, difference -151 (-62% ± 16)

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

Ph2 Pediatric Study: Particularly Robust Reduction in Serum Bile Acids in PFIC Patients Mean sBA Reduction PFIC (n=7) PFIC (n=6, Cohort 4 outlier excluded) Mean + SEM Mean + SEM Includes Cohorts 1-4 (including early cohorts with subtherapeutic doses) CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

A4250 Ph2 Pediatric Study: Secondary Efficacy Endpoints

Pruritus Outcomes Aligned Across Three Different Scales; Improved Sleep

Cohort 1 Cohort 2 Cohort 3 Cohort 4

Measure

0.01 mg/kg 0.03 mg/kg 0.06 mg/kg 0.1 mg/kg

Mean Dose 0.3 mg 0.7 mg 1.4 mg 1.6 mg

Pruritus – Whitington 0.03 ± 0.36 -0.33 ± 0.33 -1.37 ± 0.45 -1.26 ± 0.52

Pruritus – VAS -1.41 ± 1.10 -0.94 ± 1.37 -1.94 ± 0.92 -2.86 ± 1.09

Pruritus – PO-SCORAD -1.00 ± 0.85 -1.12 ± 1.59 -1.39 ± 0.80 -2.55 ± 1.02

Sleep – PO-SCORAD +0.12 ± 0.68 -1.00 ± 1.45 -1.68 ± 0.94 -2.86 ± 0.06

Liver Biochemistry variable (heterogeneous patients and baseline values); no clinically meaningful change overall

Mean change vs Baseline

± indicates Standard Error of the Mean (SEM)

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

A4250 Staged Clinical Development Approach to Leverage Data and Maximize Product Opportunity and Value

Alagille

Syndrome

Biliary (PRO) Atresia

POC* in Adults Cholestatic Tool

(Primary Biliary Liver Disease PFIC

Cirrhosis) in Children Pivotal

Ph2 Ph2 Pruritus Pruritus in

Ped. Chol.

Development Liver

Disease

*POC= Proof of Concept

Primary

Sclerosing

Cholangitis

©2016 Albireo Limited. All rights reserved.

Subpart H Approval for PFIC with

A4250 Post-Approval Long-Term Outcome Study

Seek accelerated approval for PFIC treatment using surrogate endpoint

Planned primary endpoint: sBA reduction

supported by PEBD surgery data supported by Phase 2 sBA and pruritus correlation supported by Intercept and Alexion/Synageva biomarker endpoint approach

Secondary/Exploratory endpoints: pruritus, other biochemistry, sleep, QoL

Enrollment criteria to exclude lack off BSEP function

Long-term outcome study to be underway at the time of NDA filing

Time to PEBD, time to liver transplantation, decompensation, QoL, growth, reduction in antipruritic medications

Request for FDA meeting planned Q4 2016

Correlation Between Reduction of Serum Bile Acids and Reduction of Pruritus in Ph2 Pediatric Study

All Cohort 1-4 patients (n=15*)

5	e s 4 a re 3 c e d 2 S A 1 V

0

lta p = 0.01

e—1 d

- 2

- 2 5 0 2 5 5 0 7 5 1 0 0

% d e c re a s e in b ile a c id s *VAS score not available for one patient

Albireo Clinical Data Reinforces sBA/Pruritus Link

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

Precedent for Orphan Approvals Using Biochemical Endpoints

Intercept’s OCA for early-stage PBC

Approval based on composite endpoint alkaline phosphatase (ALP) and total bilirubin: ALP less than 1.67 times upper limit normal and total bilirubin within normal limits and greater than or equal to 15% decrease in ALP

Albireo working with statistician used by ICPT to qualify biomarkers

Alexion’s Kanuma for LAL Deficiency

Approval based on endpoints on percentage of subjects achieving alanine aminotransferase (ALT) normalization ALT as an endpoint was not pre-validated in the disease

A4250

Variability in Phase 2 with Shire IBATi* Validate Mechanism, Highlight Need for Superior Compound

PFIC	PSC
Did not meet 1° endpoint of SBA reduction; significant improvement in pruritus and normalized baseline elevated liver enzymes 13 weeks, interim open label data Subset of PFIC-2 patients had 'profound decrease' in SBAs 12.1% of patients had a TESAE assessed as drug related	Safety/tolerability (1° endpoint) consistent with prior studies, but **did not** significantly improve liver parameters 13 weeks, double blind, placebo controlled Significant reductions from baseline in serum bile acids and pruritus
Alagille	**PBC**
Did not meet SBA 1° endpoint; lower dose performed better 13 weeks, double blind, placebo controlled	Significant reduction of SBA but **did not** meet 1° endpoint of pruritus 13 weeks, double blind, placebo controlled

Following the first three SHP625 outcomes above, Shire agreed to pay $90 million to buy out all future contingent milestone payments regarding SHP625 (and IBATi SHP626)

The Albireo Approach
Potent Compound with Dose Response + Staged Development Strategy

*various Shire press releases, presentation EASL 2015

30

BIODEL

©2016 Albireo Limited. All rights reserved.

Albireo

A4250 A Compelling Commercial Opportunity

Multiple Rare Diseases with No Approved Drugs*

Pediatric Cholestatic

Biliary Atresia Pruritus

Attractive Orphan Pricing and Reimbursement Opportunity

Favorable Competitive Landscape Expected to Enable Strong Share Penetration

*Estimated prevalence data derived based on various sources (on file)

©2016 Albireo Limited. All rights reserved.

Pipeline Programs

Elobixibat CIC Ph3 A3384 BAM Ph2 NASH Preclinical

First and Only Large Bowel-Acting Agent for CIC that Increases Both Secretion AND Motility

Elobixibat

- **The market opportunity…**
  - 156% dollar Rx market growth since 2011 *(IMS Monthly NPA December 2014)*
- **The data…**
  - Strong US Ph2b efficacy data with favorable AE profile
  - Positive Pivotal Phase 3 trial in Japan, with JNDA filing expected Q1 2017
  - Favorable trends in data from abbreviated US Ph3
- **The commercial potential…**
  - Blockbuster sales potential
  - Differentiated by mechanism's site of action and ability to stimulate both secretion and motility
  - Further investment gated against US/EU partnering
- **The exclusivity period…**
  - Composition of matter to 2027*, method of use for CIC/IBS to 2024
  - Polymorph patent with term to 2034 + pending patent with potential term to 2035
  - Downstream Rx to OTC under evaluation

*includes estimated H-W PTE

33

BIODEL

©2016 Albireo Limited. All rights reserved.

Albireo

Elobixibat

Primary Endpoint Met with High Statistical Significance in Ph3 Trial In Japan

Licensed to EA Pharma (Eisai/Ajinomoto) in 2012 for Japan*

- License follows positive Phase 2b trial in the United States
- Approximately $31.1 million in upfront and milestone payments received to date

Positive Phase 3 Pivotal Trial in chronic constipation in Japan

- Primary endpoint (regulatory endpoint in Japan) met with high statistical significance
  - Change in weekly SBMs from baseline to the first treatment week compared with placebo
- All secondary efficacy endpoints assessed statistically also met with high statistical significance
  - Change in complete SBM frequency, time to first SBM, constipation severity and stool consistency
- No SAEs; substantially all AEs characterized as mild in severity

EA Pharma expected to file a JNDA in Q1 2017

US/EU

Ph2b (US): primary endpoint met with high statistical significance

Ph3 (US/EU ex-licensee): effects shown despite only 40% of planned enrollment (n=690)

*plus five other Asian markets (not China)

34

BIODEL

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

Albireo

Positioned to Become First Drug Approved for Bile Acid Malabsorption Disease

A3384

- **The BAM market opportunity…**
  - Elevated bile acids in colon lead to chronic watery diarrhea (est. ~4m patients in major markets)
  - No approved drug, difficult-to-take resins with poor DDI profiles used off label
- **The science…**
  - Designed to deliver cholestyramine directly to colon without affecting small intestine
  - Earlier generation formulation proves principle in Ph2 by improving diarrhea and related measures *(Appleby et al. UEG J. 2016)*
  - Subsequent optimization program yields superior Ph2-ready formulations
- **The commercial potential…**
  - Blockbuster sales potential
  - Lower cost 505(b)(2) development path anticipated
- **The exclusivity period…**
  - Formulation patents pending, potential term to 2037

Phase 2 BAM Study
Double blind, placebo controlled, 2-week study


(A)
Diarrhoea
** p < 0.01
* p < 0.05
Change W3-W5 (Likert scale 0-10)
4
2
0
-2
-4
-6
Placebo
250mg A3384
1g A3384
250mg +1g A3384

35
BIODEL
©2016 Albireo Limited. All rights reserved.
Albireo

IBAT NASH Platform: Albireo Data Shows Inhibitor IBAT Inhibition Benefits Four Principal Hallmarks

Improved Cholesterol Profile Decreased Insulin Resistance

35,00

30,00 * 25,00

LDL/HDL * pmol/L

in 20,00

Ratio GLP1

15,00

*

change 10,00

% *p<0.05 *p<0.05

** 5,00

** p<0.01

0,00

Placebo 15 mg 20 mg

Chey et al Am J Gastroenterol 2011, Rudling et al. BMC Cardiovascular Disorders Elobixibat 8-week Phase 2b study in 2015, 15:75, Elobixibat for 14 days in patients with CIC patients with CIC (conventional meal)

Reduction of Pro-Inflammatory Markers (preclin) Improvement in Fibrotic Markers (preclin)

2.0

2.0 1.5 1.5 expression 1.0 expression 1.0

*	*p<0.05
*

Relative 0.5 0.5

*p<0.05 Relative * *

*	*

0

0 Tnf-a Mcp1 Vcam-1 Col1a1 Col1a2 K19

Baghdasaryan et al. J Hepatology 2016 Baghdasaryan et al. J Hepatology 2016 A4250 in MDR2 -/- cholestasis model A4250 in MDR2 -/- cholestasis model

©2016 Albireo Limited. All rights reserved.

IBAT Significant NAS Reduction with A4250 in Validated Preclinical

Inhibitor STAM™ Model Matches Prior Findings with Obeticholic Acid

A4250 OCA OCA Significantly Reduces NAS D?NAS: -?0.9 D?NAS: -?0.9 in Phase 2 study

10 mg/kg, 3 wks 10 mg/kg, 5 wks 25 mg OCA or placebo for 72 weeks

Mean ± SD

p<0.05

Presented at 2016 DDW Meeting OCA reduced NAS, fibrosis and liver

OCA data enzymes, increased cholesterol and pruritus

Kremoser et al. 9th JSH Single Topic Conference: “NASH 2010” November 18-19, 2010 Tokyo, Japan Neuschwander-Tetri et al., Lancet. 2015 Mar 14;385(9972):956-65

Candidate Screening for Novel Bile Acid Modulator Underway

©2016 Albireo Limited. All rights reserved.

Summary

Pediatric Orphan Opportunities Provide Foundation for Albireo Thesis

A4250

Novel, First-in-Class Product Candidate to Treat Multiple Pediatric Orphan Liver Diseases with No Approved Drug Options

Elobixibat partnering in Japan (positive Ph3 trial) provides potential nondilutive capital to support programs

Elobixibat

A4250 Novel Bile Acid PPAR US/EU A3384 Pediatric Modulator NK

Partnering BAM

Voucher NASH Development Ph3 CIC

©2016 Albireo Limited. All rights reserved.

Strong Patent and Regulatory Protections

Est. H-W PTE* + A4250 US Expiry Ped. Exclusivity

Composition of Matter September 2022 2025 MOU IBAT inhibitors to treat liver November 2031 2033 diseases (pending) MOU IBAT inhibitors in November 2031 2033 combination with bile acid binders to treat liver diseases (pending) Orphan designation granted: US 7 years exclusivity + EU 10 years exclusivity post-PFIC approval

Elobixibat US Expiry Est. H-W PTE*

Composition of Matter August 2022 2027 Polymorphs April 2034 2034 October 2035 (pending) 2035

MOU IBAT inhibitors to treat April 2024 2029

CIC/IBS

A3384 US Expiry Est. H-W PTE*

Formulation (pending) February 2037 TBD

*H-W PTE for one patent per product

©2016 Albireo Limited. All rights reserved.

Significant News Flow and Near-Term Milestones Projected

Event Projected Timing

A4250: report additional pediatric data from ongoing Ph2 trial

Elobixibat: report data from ongoing Ph3 Trial in Japan

A4250: FDA meeting Q4 2016

Elobixibat: JNDA filing Q1 2017

A4250: report data from planned pivotal trial in PFIC mid 2018

©2016 Albireo Limited. All rights reserved.

Albireo

Innovative Science + Deep Pipeline + Experienced Management

Leader in the development of bile acid modulators to treat liver and GI diseases

Three clinical assets (lead Ph2 orphan and Ph3 constipation product candidates)

Multiple near-term inflection opportunities

Funding expected to be sufficient to advance A4250 through planned pivotal PFIC trial

Highly experienced management team with strong track record

©2016 Albireo Limited. All rights reserved.

Thank you

NASDAQ: BIOD ? October 11, 2016